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Exhibit 21

U.S. CELLULAR CORPORATION
SUBSIDIARY AND AFFILIATED COMPANIES
December 31, 2003

STATE OF INCORPORATION
U.S. CELLULAR
U.S. CELLULAR CORPORATION	DELAWARE
BANGOR CELLULAR TELEPHONE, L.P.	Partnership
BLACK CROW WIRELESS, L.P.	Partnership
CALIFORNIA RURAL SERVICE AREA #1, INC.	CALIFORNIA
CAROLINA CELLULAR, INC.	NORTH CAROLINA
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.	Partnership
CELLVEST, INC.	DELAWARE
CENTRAL CELLULAR TELEPHONES LTD	ILLINOIS
CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC	FLORIDA
CHAMPLAIN CELLULAR, INC	NEW YORK
CHARLOTTESVILLE MSA CELLULAR PARTNERSHIP	Partnership
COMMUNITY CELLULAR TELEPHONE COMPANY	TEXAS
CROWN POINT CELLULAR INC.	NEW YORK
DAVENPORT CELLULAR TELEPHONE COMPANY	Partnership
DAVENPORT CELLULAR TELEPHONE COMPANY, INC.	DELAWARE
DUBUQUE CELLULAR TELEPHONE, L.P.	Partnership
EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE	Partnership
FLORIDA RSA # 8 LLC	DELAWARE
GRAY BUTTE JOINT VENTURE	Partnership
GREEN BAY CELLTELCO	Partnership
HARDY CELLULAR TELEPHONE COMPANY	DELAWARE
HUMPHREY COUNTY CELLULAR, INC.	DELAWARE
INDIANA RSA # 4, INC.	DELAWARE
INDIANA RSA # 5, INC.	INDIANA
INDIANA RSA NO. 4 LIMITED PARTNERSHIP	Partnership
INDIANA RSA NO. 5 LIMITED PARTNERSHIP	Partnership
IOWA 13, INC.	DELAWARE
IOWA RSA # 3, INC.	DELAWARE
IOWA RSA # 9, INC.	DELAWARE
IOWA RSA # 12, INC.	DELAWARE
JACKSON SQUARE WIRELESS, L.P.	Partnership
JACKSONVILLE CELLULAR PARTNERSHIP	Partnership
JACKSONVILLE CELLULAR TELEPHONE COMPANY	DELAWARE
KANSAS # 15 LP	Partnership
KANSAS RSA # 15, INC.	OHIO
KENOSHA CELLULAR TELEPHONE, L.P.	Partnership
LACROSSE CELLULAR TELEPHONE COMPANY, INC.	DELAWARE
LEWISTON CELLTELLCO PARTNERSHIP	Partnership
MADISON CELLULAR TELEPHONE COMPANY	Partnership
MAINE RSA # 1, INC.	MAINE
MAINE RSA # 4, INC.	MAINE

MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.	Partnership
MCDANIEL CELLULAR TELEPHONE COMPANY	DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.	DELAWARE
MINNESOTA INVCO OF RSA # 8, INC.	DELAWARE
MINNESOTA INVCO OF RSA # 9, INC.	DELAWARE
MINNESOTA INVCO OF RSA # 10, INC.	DELAWARE
N.H. #1 RURAL CELLULAR, INC.	NEW HAMPSHIRE
NEW YORK RSA 2 CELLULAR PARTNERSHIP	Partnership
NEWPORT CELLULAR, INC.	NEW YORK
NORTH CAROLINA RSA # 4, INC.	DELAWARE
NORTH CAROLINA RSA # 9, INC.	NORTH CAROLINA
NORTH CAROLINA RSA 1 PARTNERSHIP	Partnership
NORTH CAROLINA RSA NO. 6, INC.	CALIFORNIA
OREGON RSA # 2, INC.	OREGON
OREGON RSA NO. 2 LIMITED PARTNERSHIP	Partnership
PCS WISCONSIN, LLC	WISCONSIN
RACINE CELLULAR TELEPHONE COMPANY	Partnership
ST. LAWRENCE SEAWAY RSA CELLULAR PARTNERSHIP	Partnership
TENNESSEE RSA # 3, INC.	DELAWARE
TENNESSEE RSA # 4 SUB 2, INC.	TENNESSEE
TEXAHOMA CELLULAR, L.P.	Partnership
TEXAS # 20 RURAL CELLULAR, INC.	TEXAS
TEXAS INVCO OF RSA # 6, INC.	DELAWARE
TOWNSHIP CELLULAR TELEPHONE, INC.	DELAWARE
TULSA GENERAL PARTNER, INC.	DELAWARE
UNITED STATES CELLULAR INVESTMENT COMPANY, INC.	DELAWARE
UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN	PENNSYLVANIA
UNITED STATES CELLULAR INVESTMENT COMPANY OF FRESNO, INC.	CALIFORNIA
UNITED STATES CELLULAR INVESTMENT COMPANY OF OKLAHOMA CITY, INC.	OKLAHOMA
UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES	INDIANA
UNITED STATES CELLULAR OPERATING COMPANY LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF CHICAGO, LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE	FLORIDA
UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE	TENNESSEE
UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.	WISCONSIN

UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.	NEW HAMPSHIRE
UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD	OREGON
UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.	OKLAHOMA
UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA	WASHINGTON
UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.	Partnership
UNITED STATES CELLULAR TELEPHONE OF GREATER TULSA, L.L.C.	OKLAHOMA
USCC DISTRIBUTION CO.	DELAWARE
USCC FINANCIAL, LLC	DELAWARE
USCC PAYROLL CORPORATION	DELAWARE
USCC PURCHASE LLC	DELAWARE
USCC REAL ESTATE CORPORATION	DELAWARE
USCC WIRELESS INVESTMENT, INC.	DELAWARE
USCCI CORPORATION	DELAWARE
USCIC OF AMARILLO, INC.	DELAWARE
USCIC OF DAYTONA, LLC	DELAWARE
USCIC OF JACKSON, INC.	DELAWARE
USCIC OF NORTH CAROLINA RSA # 1, INC.	DELAWARE
USCIC OF OHIO RSA #9, INC.	DELAWARE
USCIC OF PENNSYLVANIA 5, INC.	DELAWARE
USCOC OF CENTRAL ILLINOIS, LLC	ILLINOIS
USCOC OF CHARLOTTESVILLE, INC.	VIRGINIA
USCOC OF CHICAGO REAL ESTATE HOLDINGS, LLC	DELAWARE
USCOC OF CORPUS CHRISTI, INC.	TEXAS
USCOC OF CUMBERLAND, INC.	MARYLAND
USCOC OF GREATER IOWA, INC	PENNSYLVANIA
USCOC OF GREATER MISSOURI, LLC	DELAWARE
USCOC OF IDAHO RSA # 5, INC	DELAWARE
USCOC OF ILLINOIS RSA # 1, LLC	ILLINOIS
USCOC OF ILLINOIS RSA # 4, LLC	ILLINOIS
USCOC OF IOWA RSA # 1, INC.	IOWA
USCOC OF IOWA RSA # 16, INC.	DELAWARE
USCOC OF JACKSONVILLE, INC.	NORTH CAROLINA
USCOC OF JACK-WIL, INC.	DELAWARE
USCOC OF NEW HAMPSHIRE RSA # 2, INC.	DELAWARE
USCOC OF NORTH CAROLINA RSA # 7, INC.	NORTH CAROLINA
USCOC OF OKLAHOMA RSA # 10, INC.	OKLAHOMA
USCOC OF OREGON RSA # 5, INC.	DELAWARE
USCOC OF PENNSYLVANIA RSA #10-B2, INC.	DELAWARE
USCOC OF RICHLAND, INC.	WASHINGTON
USCOC OF ROCHESTER, INC.	DELAWARE

USCOC OF ROCKFORD, LLC	ILLINOIS
USCOC OF SOUTH CAROLINA RSA # 4, INC.	SOUTH CAROLINA
USCOC OF ST. JOSEPH, INC.	DELAWARE
USCOC OF TEXAHOMA, INC.	TEXAS
USCOC OF VICTORIA, INC.	TEXAS
USCOC OF VIRGINIA RSA # 2, INC.	VIRGINIA
USCOC OF VIRGINIA RSA # 3, INC.	VIRGINIA
USCOC OF WASHINGTON 4, INC.	DELAWARE
USCOC OF WILMINGTON, INC.	NORTH CAROLINA
VERMONT RSA NO. 2-B2, INC.	DELAWARE
VICTORIA CELLULAR CORPORATION	TEXAS
VICTORIA CELLULAR PARTNERSHIP	Partnership
VIRGINIA RSA # 4, INC.	VIRGINIA
VIRGINIA RSA # 7, INC.	VIRGINIA
WASHINGTON RSA # 5, INC.	WASHINGTON
WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP	Partnership
WESTELCOM CELLULAR, INC.	NEW YORK
WESTERN SUB-RSA LIMITED PARTNERSHIP	Partnership
WILMINGTON CELLULAR PARTNERSHIP	Partnership
WILMINGTON CELLULAR TELEPHONE CO.	NORTH CAROLINA
X-10 WIRELESS, L.P.	Partnership
YAKIMA MSA LIMITED PARTNERSHIP	Partnership
YAKIMA VALLEY PAGING LIMITED PARTNERSHIP	Partnership

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U.S. CELLULAR CORPORATION SUBSIDIARY AND AFFILIATED COMPANIES December 31, 2003